Federal  Communications  Commission
Gettysburg.  PA  17325-245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  BERKSHIRE  GAS  COMPANY

Radio  Service: IW  POWER                         License Issue Date: 03/27/2000
Call Sign KCD711 File Number;9708R237851 License Expiration Date: 10/01/2002 Frequency Advisory No./Service Area: MAAUUOZ376
                                                                 Pager:  ****45*

          BERKSHIRE  GAS  COMPANY                      20000523D     1    1   2B
          115  CHESHIRE  ROAD
          PITTSFIELD     MA     01201

                                         REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:        47.70000  FB            1     2OKOF3E  300 000   300.00     568         30  42 26 19  073-21-43
          47.70000  MO           80     2OKOF3E  100 000
         456.57500  MO           15     2OKOF3E    2 000
         456.57500  MO3          15     2OKOF3E    2 000
B:        47.70000  FB            1     2OKOF3E  100 000   100.00     617         20  42 41 48  073-04-00
          47.70000  MO           80     2OKOF3E  100 000
         456.57500  MO           15     2OKOF3E    2 000
         456.57500  MO3          15     2OKOF3E    2 000
C:        47.70000  FB            1     2OKOF3E  100 000   100.00     259         24  42 32 04  072-35-33
          47.70000  MO           80     2OKOF3E  100 000
         456.57500  MO           13     2OKOF3E    2 000
         456.57500  MO3          15     2OKOF3E    2 000

TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A: RT 20 ALBANY RD 1 MI W OF RT 20 & 41  PITTSFIELD   BERKSHIRE  MA
B: W SUMMIT OF  MOHAWK TRL               NORTH ADAMS  BERKSHIRE  MA
C: POCUMTUCK ROCK                        DEERFIELD    FRANKLIN   MA

AREA  OF  OPERATION
SITE  A:  80  KMRA  42-26-19N    073-21-43W  PITTSFIELD  BERKSHIRE  MA
SITE  B:  80  KMRA  42-41-48N    073-21-00W  PITTSFIELD  BERKSHIRE  MA
SITE  C:  80  KMRA  42-32-04N    072-35-33W  DEERFIELD   FRANKLINE  MA

CONTROL  POINTS:  115  CHESHIRE  RD  PITTSFIELD  MA
CONTROL  POINT  PHONE:  413-442-1511

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  3/27/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.


                                                                     PAGE 1 of 2

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission if the  Stations  I are
                              not  placed  in   operation  within  eight  month,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2) IVDS  authorizations
          COMMISSION          automatically  cancel   If  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the Commission's   Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

--------------------------------------------------------------------------------------------------------------
Purpose  File Number  Parties                                                              Action Date  Action
--------------------------------------------------------------------------------------------------------------
TC       0000091568   LICENSEE:  Island Page, Incorporated                                 04/14/2000   C
                      TRANSFEROR:  Shareholders of Island Page, Incorporated
                      TRANSFEREE: Island Page. Incorporated Employee Stock Ownership Plan

TRANSFER  OF  CONTROL

     CALL  SIGN  OR  LEAD  CALL  SIGN:  WNTY549

     RADIO  SERVICE  CODES
     ---------------------
              MG

AA       0000096190   Assignor:    Intermedia Communications Inc.                          04/12/2000   G
                      Assignee:    INTERMEDIA SERVICE LLC

FULL  ASSIGNMENT

     CALL  SIGN  OR  LEAD  CALL  SIGN:  KCK7O

     RADIO  SERVICE  CODE(S)
     ---------------------
               CF

TC       0000096475   Licensee:    THE BERKSHIRE GAS COMPANY                               04/10/2000   C
                      Transferor:  BERKSHIRE ENERGY RESOURCES
                      Transferee:  ENERGY EAST CORPORATION

TRANSFER  OF  CONTROL

     CALL  SIGN  OR  LEAD  CALL  SIGN:  WNTV328

     RADIO  SERVICE  CODES
     ---------------------
               MG

AA       0000098575   Assignor:    KINDER MORGAN INC (FORMALLY K N ENERGY)                 04/10/2000   C
                      Assignee:    ONEOK INC


FULL  ASSIGNMENT

     CALL  SIGN  OR  LEAD  CALL  SIGN:  WNEZ518

     RADIO  SERVICE  CODE(S)
     ---------------------
               MG

Federal  Communications  Commission
Gettysburg.  PA  17325-245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IW  POWER                         License Issue Date: 02/25/2000
Call Sign KNDD505   File Number:9904R387037  License Expiration Date: 06/03/2004

Frequency Advisory No./Service Area: CTAUUOCQ71
                                                                 Pager:  *****5*

                                                    20000225T   284    1   1Z
          CONNECTICUT NATURAL GAS CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                               REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:       153.72500  FB            1     2OKOF3E   50 000  100.000       8         18  41-45-47  072-40-11
B:       153.72500  FB            1     2OKOF3E    5 000    5.000      44          8  41-38-07  072-40-32
G:       153.72500  MO            15    2OKOF3E   50 000

TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A:  100 COLOMBUS BLVD                    HARTFORD      HARTFORD  CT
B:  1376 CROMWELL AVE                    ROCKYHILL     HARTFORD  CT

AREA  OF  OPERATION
SITE  G:  10  KMRA  41-41-57N    072-40-22W  HARTFORD  CT

CONTROL  POINTS:  100 COLUMBUS BLVD          HARTFORD  CT
CONTROL  POINT  PHONE:  203-727-3102

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IW  POWER                         License Issue Date: 02/25/2000
Call Sign KNNM268   File Number:9601D016513  License Expiration Date: 03/08/2001

Frequency Advisory No./Service Area: CTUU00280
                                                                 Pager: *******

                                                     20000225T   285    1   1Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                               REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:       153.66500  FB           1      2OKOF3E  100.000  368.000     108         20  41-05-08  073-38-12
                                        16KOF2D                  HAAT              0
         153.30500  MO           40     2OKOF3E  100.00
                                        16KOF2D
         159.57000  MO           40     2OKOF3E  100.00
                                        16KOF2D
B:       153.30500  FBS          1      2OKOF3E  100 000  378.000      43         15  41-01-08  073-38-11
                                        16KOF2D                  HAAT              0

TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A:  DE CRAFT RD 152 METERS S ALPINE RD   GREENWICH    FAIRFIELD  CT
B:  OLD TRACK RD                         GREENWICH    FAIRFIELD  CT


AREA  OF  OPERATION
SITE  A:  40  KMRA  41-05-08N    073-38-12W  GREENWICH   FAIRFIELD  CT

CONTROL  POINTS:  100 COLUMBUS BLVD          HARTFORD  CT
CONTROL  POINT  PHONE:  203-727-3013

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North American Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IW  POWER                         License Issue Date: 02/25/2000
Call Sign KRE957    File Number:9707R236152  License Expiration Date: 08/06/2002

Frequency Advisory No./Service Area: CTAUU0CC60
                                                                 Pager: *******

                                                    20000225T   393    1   2Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                                     REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:       153.42500  FB2          2      2OKOF3E  350.000  620.000     225         58  41-48-00  072-27-21
                                        16KOF2D
                                        16KOF1D
         153.47000  FB2          2      2OKOF3E  350.000  620.000                 58
                                        16KOF2D
                                        16KOF1D
         153.66500  FB2          2      2OKOF3E  350.000  620.000                 58
                                        16KOF2D
                                        16KOF1D
B:       153.42500  FB2          1      2OKOF3E  350.000  620.000     274         15  41-48-42  072-47-56
                                        16KOF2D
                                        16KOF1D
         153.47000  FB2          2      2OKOF3E  350.000  620.000                 15
                                        16KOF2D
                                        16KOF1D
         153.66500  FB2          2      2OKOF3E  350.000  620.000                 15
                                        16KOF2D
                                        16KOF1D

   TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A: SUMMTI BOX MOUNTAIN                      BOLTON       HARTFORD   CT
B: TALCOTT MOUNTAIN SCIENCE CENTER          BLOOMFIELD   HARTFORD   CT

PAINTING AND LIGHTING SPECIFICATIONS
SITE   A: SEE ATTACHED FORM 715/715A PARAGRAPHS: 1 3 4 13 21 22


CONTROL  POINTS:  100 COLUMBUS BLVD     HARTFORD  CT
CONTROL  POINT  PHONE:  203-727-3021



ASSOCIATED CALLSIGN:  KA9247
                      WFK268
                      WFK269
                                                                     PAGE 1 of 2

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IW  POWER                         License Issue Date: 02/25/2000
Call Sign KRE957    File Number:9707R236152  License Expiration Date: 08/06/2002

Frequency Advisory No./Service Area: CTAUUOCC60
                                                                 Pager: ********

                                                    20000225T   393    2   2Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                               REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
ADMIN NOTE:     THIS TRANSFER OF CONTROL AUTHORIZED ON 2/25/00 FOR THE OUTSTANDING TERM OF THE LICENSE.


The latitude/longitude are authorized in North American Datum 192"(NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and    of
Operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 2 of 2

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IW  POWER                         License Issue Date: 02/25/2000
Call Sign KRZ719    File Number:9903R377624  License Expiration Date: 03/28/2004

Frequency Advisory No./Service Area:
                                                                 Pager: ********

                                                    20000225T   286    1   1Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                               REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:       47.76000   FB            2     2OKOF3E  100.000                8         38  41-45-47  072-40-11
         53.47000   FB            2     2OKOF3E  110.000                          38
         153.42500  FB            2     2OKOF3E  110.000                          38
         153.66500  FB            2     2OKOF3E  110.000                          38

   TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A: 100 COLUMBUS BLVD                     HARTFORD      HARTFORD  CT

CONTROL POINTS: 100 COLUMBUS BLVD HARTFORD CT:80 COLUMBUS BLVD HARTFORD CT:60 COLUMBUS BLVD HARTFORD CT

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IW  POWER                         License Issue Date: 02/25/2000
Call Sign WFK267    File Number:9903R377623  License Expiration Date: 03/28/2004

Frequency Advisory No./Service Area:
                                                                 Pager: ********

                                                    20000225T   286    1   1Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                          REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:       48.38000   FX1           1     2OKOF3E  100.000                9         16  41-45-43  072-40-11
         158.14500  FX1           1     2OKOF3E  110.000                          16
         158.17500  FX1           1     2OKOF3E  110.000                          16
         158.26500  FX1           1     2OKOF3E  110.000                          16

   TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A:  80 COLUMBUS BLVD                        HARTFORD     HARTFORD   CT

CONTROL  POINT  PHONE:  203-727-3021

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IB  BUSINESS                      License Issue Date: 02/25/2000
Call Sign WRQ788    File Number:9911R424932  License Expiration Date: 12/05/2004

Frequency Advisory No./Service Area:
                                                                 Pager: ********

                                                    20000225T   286    1   1Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                                REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:       463.22500  FB            1     2OKOF3E  100.000               32        163  41-46-36  072-41-59
G:       468.22500  FX1           1     2OKOF3E  100.000
H:       463.22500  MO            10    2OKOF3E  100.000
         468.22500  MO            10    2OKOF3E  100.000

TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A: HARTFORD PLAZA 690 ASYLUM AVE          HARTFORD      HARTFORD  CT
G:                                                                CT

AREA  OF  OPERATION
SITE  H:  CT 75 MIRA  HARTFORD

CONTROL  POINTS:  60 80 100 COLUMBUS BLVD HARTFORD CT
CONTROL  POINT  PHONE:  203-727-3021

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IB  BUSINESS                      License Issue Date: 02/25/2000
Call Sign KA81828   File Number:9705R218175  License Expiration Date: 07/06/2002

Frequency Advisory No./Service Area:
                                                                 Pager: ********

                                                    20000225T   286    1   1Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                              REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
G:       467.85000  MO           500    2OKOF2D    2.000

AREA  OF  OPERATION
SITE  G:  CT 15 MIRA  HARTFORD

CONTROL  POINT  PHONE:  203-727-3102

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IB  BUSINESS                      License Issue Date: 02/25/2000
Call Sign KA9247    File Number:9903R377625  License Expiration Date: 03/28/2004

Frequency Advisory No./Service Area:
                                                                 Pager: ****150*

                                                    20000225T   286    1   1Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                              REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
G:        37.56000  MO           500    2OKOF3E  100.000
          48.38000  MO           500    2OKOF3E  100.000
         153.40000  MO           500    2OKOF3E  110.000
         158.14500  MO           500    2OKOF3E  110.000
         158.17500  MO           500    2OKOF3E  110.000
         158.26500  MO           500    2OKOF3E  110.000

AREA  OF  OPERATION
SITE  G:  CT VIC: CONNECTICUT

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998

Federal  Communications  Commission
Gettysburg.  PA  17325-7245
                              RADIO STATION LICENSE
--------------------------------------------------------------------------------
License  Name:  CONNECTICUT  NATURAL  GAS  CORPORATION

Radio  Service: IW  POWER                         License Issue Date: 02/25/2000
Call Sign KJC605    File Number:9607R146512  License Expiration Date: 09/19/2001

Frequency Advisory No./Service Area:
                                                                 Pager: ********

                                                    20000225T   286    1   1Z
          CONNECTICUT  NATURAL  GAS  CORPORATION
          BRENDA  J  BEMBEN
          100  COLUMBUS  BLVD
          PO  BOX  1500
          HARTFORD     CT     06144-1500

                                                              REGULATORY STATUS: PMRS
---------------------------------------------------------------------------------------------------------
                                     STATION TECHNICAL SPECIFICATIONS
---------------------------------------------------------------------------------------------------------
                                                 Output
FCC   Frequencies   Station  No. of   Emission    Power   E.R.P.   Ground  Ant. Hgt.  Antenna    Antenna
I.D.     (MHz)       Class   Units   Designator   Watts   (Watts)  Eleva    To Tip    Latitude  Longitude
---------------------------------------------------------------------------------------------------------
A:       153.66500  FB2          1      2OKOF3E  110.000              108         20  41-05-08  073-38-12

TRANSMITTER STREET ADDRESS               CITY         COUNTY     STATE

A: DEKRAFT RD 500 FT S END ALPINE RD 2300
   FT SW JCT ALPINE RD AND NORTH ST      GREENWICH     FAIRFIELD    CT

CONTROL  POINTS:   DEKRAFT RD  500 FT S END ALPINE RD 2300M  FT SW JCT ALPINE RD
AND NORTH ST GREENWICH CT: 105 1/2 PROSPECT ST GREENWICH CT: 100 COLUMBUS BLVD HARTFORD CT
CONTROL  POINT  PHONE:  203-727-3021

ASSOCIATED CALLSIGN:  KA9247
                      WFK267
                      WFK268
                      WFK269

ADMIN  NOTE:     THIS  TRANSFER  OF  CONTROL  AUTHORIZED  ON  2/25/00  FOR  THE
OUTSTANDING TERM  OF  THE  LICENSE.

The  latitude/longitude  are  authorized  in  North  America Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.



EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
                                                                     PAGE 1 of 1

                              This  authorization  becomes  invalid  and must be
                              returned to the Commission  if  the  stations  are
                              not  placed  in  operation  within  eight  months,
          FEDERAL             unless  an extension of  time  has  been  granted.
                              EXCEPTlONS: 1) 800  MHz trunked and certain 900MHz
(SEAL)    COMMUNICATIONS      station  licenses  cancel  automatically   if  not
                              constructed  within 1 year 2)  IVDS authorizations
          COMMISSION          automatically  cancel   if  service  is  not  made
                              available  in accordance  with  Section  95.833(a)
                              of the  Commission's  Rules 3)  There  are no time
                              limitations   for   placing   GMRS   stations   in
                              operation.
                                                            FCC 574-L April 1998